Exhibit 32.1

Certification of the Chief Executive Officer Pursuant to 18 U.S.C. Section 1350

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended May 3, 2014 of Stein Mart, Inc. (the “Form 10-Q”), I, Jay Stein, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 5, 2014	/s/ Jay Stein
Jay Stein
Chairman of the Board and Chief Executive Officer